                                                                 EXHIBIT 11
                   ERGO SCIENCE CORPORATION
          STATEMENT RE COMPUTATION OF LOSS PER SHARE




                                                                    HISTORICAL
                                                                     WEIGHTED
                                                                     AVERAGE
                  TYPE OF SECURITY                                   SHARES
                 ------------------                                  ---------

COMPANY, FOR THE THREE MONTHS ENDED JUNE 30, 1995:
  Common stock outstanding beginning of the quarter................  2,656,425
  Issuance of cheap stock(1).......................................  1,231,413
                                                                     ---------
    Weighted average common shares outstanding.....................  3,887,838
                                                                     =========
COMPANY, FOR THE SIX MONTHS ENDED JUNE 30, 1995:
  Common stock outstanding beginning of the year...................  2,500,025
  Issuance of cheap stock(1).......................................  1,231,413
  Weighted average common stock issued during period...............    156,400
                                                                     ---------
    Weighted average common shares outstanding.....................  3,887,838
                                                                     =========
COMPANY, FOR THE THREE MONTHS ENDED JUNE 30, 1996:
  Common stock outstanding beginning of the quarter................ 10,168,080
                                                                    ----------
    Weighted average common shares outstanding..................... 10,168,080
                                                                    ==========
COMPANY, FOR THE SIX MONTHS ENDED JUNE 30, 1996:
  Common stock outstanding beginning of the year................... 10,145,580
  Weighted average common stock issued during period...............     11,909
                                                                    ----------
    Weighted average common shares outstanding..................... 10,157,489
                                                                    ==========

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(1) Pursuant to Securities and Exchange Commission Staff Bulletin No. 83, stock options issued during the twelve month period prior to the initial filing date of the Company's Registration Statement at exercise prices below the assumed initial public offering price of $9.00 have been included in the calculation of common equivalent shares using the treasury stock method, as if they were outstanding for all periods presented.